EXHIBIT 23.2
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                       CONSENT OF INDEPENDENT ACCOUNTANTS
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     We hereby consent to the incorporation by reference in this Registration
Statement on Form S-3 of our report dated January 25, 2002 relating to the financial statements, which appears in Old National Bancorp's Annual Report on Form 10-K for the year ended December 31, 2001. We also consent to the reference to us under the headings "Experts" in such Registration Statement.


/s/ PricewaterhouseCoopers LLP
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Memphis, Tennessee
December 18, 2002